--------------------------------------------------------------------------------
ANNUAL REPORT - FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

T. ROWE PRICE



TAX-FREE INSURED
INTERMEDIATE
BOND FUND

-----------------
FEBRUARY 28, 1998
-----------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


    SECTOR DIVERSIFICATION

                                                    Percent of     Percent of
                                                    Net Assets     Net Assets
                                                       8/31/97        2/28/98
    ----------------------------------------------------------------------------

    Hospital Revenue                                     12%            17%
    ............................................................................
    Nuclear Revenue                                      13             13
    ............................................................................
    Solid Waste Revenue                                  11             13
    ............................................................................
    Air and Sea Transportation Revenue                   12              9
    ............................................................................
    General Obligation - Local                           13              8
    ............................................................................
    Dedicated Tax Revenue                                 6              6
    ............................................................................
    General Obligation - State                            6              6
    ............................................................................
    Ground Transportation Revenue                         3              6
    ............................................................................
    Lease Revenue                                         5              5
    ............................................................................
    Housing Finance Revenue                               4              4
    ............................................................................
    Prerefunded Bonds                                     6              4
    ............................................................................
    Electric Revenue                                      4              4
    ............................................................................
    Water and Sewer Revenue                               3              3
    ............................................................................
    All Others                                            3              1
    ............................................................................
    Other Assets Less Liabilities                        -1              1
    ----------------------------------------------------------------------------
    Total                                               100%           100%

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--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  Year
                                 Ended
                               2/28/98   2/28/97   2/29/96   2/28/95   2/28/94

NET ASSET VALUE
Beginning of period           $  10.80  $  10.84  $  10.35  $  10.58   $ 10.55
                              ..................................................

Investment activities
 Net investment income            0.48*     0.48*     0.48*     0.46*     0.48*
 Net realized and
 unrealized gain (loss)           0.29     (0.04)     0.49     (0.20)     0.09
                              ..................................................

 Total from
 investment activities            0.77      0.44      0.97      0.26      0.57
                              ..................................................

Distributions
 Net investment income           (0.48)    (0.48)    (0.48)    (0.46)    (0.48)
 Net realized gain               (0.03)       --        --     (0.03)    (0.06)
                              ..................................................

 Total distributions             (0.51)    (0.48)    (0.48)    (0.49)    (0.54)
                              ..................................................

NET ASSET VALUE

End of period                 $  11.06  $  10.80  $  10.84  $  10.35   $ 10.58
                              --------------------------------------------------


Ratios/Supplemental Data

Total return                      7.31%*    4.19%*    9.57%*    2.65%*    5.49%*
 ................................................................................
Ratio of expenses to
average net assets                0.65%*    0.65%*    0.65%*    0.65%*    0.33%*
 ................................................................................
Ratio of net investment
income to average
net assets                        4.43%*    4.47%*    4.52%*    4.53%*    4.45%*
 ................................................................................
Portfolio turnover rate           56.1%     76.8%     63.8%    170.8%     74.8%
 ................................................................................
Net assets, end of period
(in thousands)                $108,256  $ 99,176  $ 92,153  $ 83,517   $99,162
 ................................................................................



* The manager agreed to bear all expenses of the Fund through 6/30/93. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect 7/1/93 through 7/31/93, a 0.30% voluntary expense limitation in effect 8/1/93 through 8/31/93, a 0.40% voluntary expense limitation in effect 9/1/93 through 9/30/93, a 0.50% voluntary expense limitation in effect 10/1/93 through 2/28/94, and a 0.65% voluntary expense limitation in effect 3/1/94 through 2/28/98.

The accompanying notes are an integral part of these financial statements.

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                                                               February 28, 1998

-----------------------
STATEMENT OF NET ASSETS                                      Par         Value
--------------------------------------------------------------------------------
                                                               In thousands

ARIZONA  2.0%

Arizona Transportation Board, Maricopa County, Excise Tax
       5.60%, 7/1/02 (AMBAC Insured)                  $    2,000  $      2,127
 ................................................................................
Pima County, Water Improvement Dist.
       5.90%, 1/1/04 (FGIC Insured)                           75            81
 ................................................................................
Total Arizona (Cost  $2,106)                                             2,208
                                                                  ..............


CALIFORNIA  3.2%

California Public Works Board, Dept. of Corrections
       6.00%, 11/1/05 (MBIA Insured)                       1,550         1,733
 ................................................................................
Los Angeles Unified School Dist., GO
       6.00%, 7/1/10 (FGIC Insured)                          500           568
 ................................................................................
San Joaquin Hills Transportation Corridor, Agency Toll
       Road Zero Coupon, 1/15/10 (MBIA Insured)            2,000         1,141
 ................................................................................
Total California (Cost  $3,211)                                          3,442
                                                                  ..............


COLORADO  2.6%

Denver City and County Airport
       6.25%, 11/15/06 (MBIA Insured) *                    2,500         2,810
 ................................................................................
Total Colorado (Cost  $2,619)                                            2,810
                                                                  ..............


DISTRICT OF COLUMBIA  0.5%

Washington D.C. Metropolitan Airport Auth.
       6.625%, 10/1/12 (MBIA Insured) *                      500           552
 ................................................................................
Total District of Columbia (Cost  $538)                                    552
                                                                  ..............


FLORIDA  7.8%

Dade County, Resource Recovery Fac.
       6.00%, 10/1/06 (AMBAC Insured) *                    2,950         3,278
 ................................................................................
Florida Division of Bond Fin.
    Dept. of Environmental Preservation
       6.00%, 7/1/05 (MBIA Insured)                        2,000         2,220
 ................................................................................

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                                                             Par         Value
--------------------------------------------------------------------------------
                                                               In thousands

Hillsborough County IDA, PCR, Tampa Electric
       VRDN (Currently 3.65%)                         $      800  $        800
 ................................................................................
Tampa Health Systems, Catholic Health East
       5.50%, 11/15/06 (MBIA Insured)                      2,000         2,165
 ................................................................................
Total Florida (Cost  $8,117)                                             8,463
                                                                  ..............


GEORGIA  4.2%

Chatham County Hosp. Auth., Memorial Medical Center
       5.25%, 1/1/11 (AMBAC Insured)                       2,500         2,605
 ................................................................................
Municipal Electric Auth. of Georgia
       6.00%, 1/1/06 (AMBAC Insured)                       1,770         1,965
 ................................................................................
Total Georgia (Cost  $4,395)                                             4,570
                                                                  ..............


HAWAII  5.8%

Hawaii, GO, 6.25%, 3/1/02 (FGIC Insured)                   2,280         2,463
 ................................................................................
Hawaii Airport, 6.70%, 7/1/05 (MBIA Insured) *             3,000         3,262
 ................................................................................
Maui County, GO, 6.00%, 12/15/05 (FGIC Insured)              500           557
 ................................................................................
Total Hawaii (Cost  $6,072)                                              6,282
                                                                  ..............


ILLINOIS  7.5%

Chicago, GO, 5.75%, 1/1/05 (AMBAC Insured)                 3,500         3,791
 ................................................................................
Chicago-O'Hare Int'l. Airport, Int'l. Terminal
       7.50%, 1/1/05 (MBIA Insured) *                      1,750         1,885
 ................................................................................
Illinois HFA, Loyola Univ. Health
       6.00%, 7/1/14 (MBIA Insured)                        2,200         2,465
 ................................................................................
Total Illinois (Cost  $7,775)                                            8,141
                                                                  ..............


MARYLAND  12.7%

Maryland CDA
    Single Family
       5.40%, 4/1/03                                       1,070         1,117
       .........................................................................
       5.70%, 4/1/06                                       1,000         1,064
       .........................................................................
Maryland HHEFA, Helix Health
       4.50%, 7/1/05 (AMBAC Insured)                       2,250         2,281
 ................................................................................
Montgomery County, GO, Consolidated Public Improvement
       5.25%, 5/1/04                                       3,000         3,181
 ................................................................................

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                                                             Par         Value
--------------------------------------------------------------------------------
                                                               In thousands

Northeast Maryland Waste Disposal Auth.
    Montgomery County Resources
       6.30%, 7/1/16 (MBIA Insured) *                 $    2,000  $      2,176
       .........................................................................
       7.10%, 1/1/03 (MBIA Insured)                        3,500         3,930
 ................................................................................
Total Maryland (Cost  $13,110)                                          13,749
                                                                  ..............


MASSACHUSETTS  2.6%

Massachusetts, GO, 6.30%, 11/1/05 (FGIC Insured)           1,250         1,404
 ................................................................................
Massachusetts Municipal Wholesale Electric Co.
       6.375%, 7/1/01 (MBIA Insured)                       1,325         1,421
 ................................................................................
Total Massachusetts (Cost  $2,617)                                       2,825
                                                                  ..............


MICHIGAN  4.1%

Greater Detroit Resource Recovery Auth.
       6.25%, 12/13/05 (AMBAC Insured)                     2,000         2,246
 ................................................................................
Michigan Building Auth., Lease
       6.25%, 10/1/03 (AMBAC Insured)                      2,000         2,209
 ................................................................................
Total Michigan (Cost  $4,188)                                            4,455
                                                                  ..............


MINNESOTA  1.0%

Minneapolis and St. Paul Metropolitan Airports Commission, GO
       6.40%, 1/1/06 *                                     1,000         1,076
 ................................................................................
Total Minnesota (Cost  $1,022)                                           1,076
                                                                  ..............


NEW YORK  4.8%

Metropolitan Transportation Auth.
       6.25%, 7/1/05 (MBIA Insured)                        1,420         1,597
 ................................................................................
New York State Thruway Auth., VRDN (Currently 4.05%)       3,600         3,600
 ................................................................................
Total New York (Cost  $5,070)                                            5,197
                                                                  ..............


NORTH CAROLINA  5.2%

Charlotte Mecklenburg Hosp. Auth., North Carolina Health Care
       VRDN (Currently 3.35%)                              1,000         1,000
 ................................................................................
North Carolina Municipal Power Agency, Catawba Electric
       6.00%, 1/1/04 (MBIA Insured)                        4,200         4,565
 ................................................................................
Total North Carolina (Cost  $5,334)                                      5,565
                                                                  ..............

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                                                             Par         Value
--------------------------------------------------------------------------------
                                                               In thousands


OHIO  2.5%

Cuyahoga County, Univ. Hosp.
       6.00%, 1/15/03 (MBIA Insured)                  $    2,530  $      2,727
 ................................................................................
Total Ohio (Cost  $2,645)                                                2,727
                                                                  ..............


PENNSYLVANIA  2.5%

Pennsylvania, GO, 5.375%, 11/15/03 (FGIC Insured)          2,500         2,657
 ................................................................................
Total Pennsylvania (Cost  $2,556)                                        2,657
                                                                  ..............


SOUTH CAROLINA  8.7%

Charleston County Resource Recovery, Foster Wheeler
       5.10%, 1/1/08 (AMBAC Insured) *                     2,000         2,058
 ................................................................................
South Carolina Public Service Auth.
    Santee Cooper
       5.75%, 1/1/22 (MBIA Insured)                        5,900         6,250
       .........................................................................
       6.50%, 7/1/24 (AMBAC Insured)
       (Prerefunded 7/1/02+)                               1,000         1,112
 ................................................................................
Total South Carolina (Cost  $9,045)                                      9,420
                                                                  ..............


TENNESSEE  0.7%

Memphis-Shelby County Airport Auth.
        6.25%, 2/15/11 (MBIA Insured) *                      700           801
 ................................................................................
Total Tennessee (Cost  $732)                                               801
                                                                  ..............


TEXAS  10.1%

Dallas-Fort Worth Regional Airport
       7.75%, 11/1/03 (FGIC Insured)                       1,000         1,176
 ................................................................................
Harris County, Toll Road
       6.50%, 8/15/17 (AMBAC Insured)
       (Prerefunded 8/15/02+)                              1,500         1,672
 ................................................................................
Houston, Water and Sewer, 7.00%, 12/1/03 (AMBAC Insured)   2,650         3,025
 ................................................................................
San Antonio Water
       6.40%, 5/15/05 (Prerefunded 5/15/02+)                  20            22
       .........................................................................
       6.40%, 5/15/05 (FGIC Insured)
       (Prerefunded 5/15/02+)                                130           143
 ................................................................................

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                                                             Par         Value
--------------------------------------------------------------------------------
                                                               In thousands


Tarrant County Health Fac. Dev., Texas Health
       Resources 5.75%, 2/15/10 (MBIA Insured)        $    2,500  $      2,733
 ................................................................................
Texas Dept. of Housing and Community Affairs
    Single Family Mortgage
       5.75%, 3/1/10 (MBIA Insured)                        2,075         2,184
 ................................................................................
Total Texas (Cost  $10,279)                                             10,955
                                                                  ..............


VERMONT  0.4%

Vermont Ed. and Health Buildings Fin. Agency
    Medical Center Hosp. of Vermont
       7.35%, 9/1/13 (FGIC Insured)                          350           384
 ................................................................................
Total Vermont (Cost  $350)                                                 384
                                                                  ..............


VIRGINIA  4.8%

Fairfax County Water Auth.
       6.00%, 4/1/22 (Prerefunded 4/1/07+)                   560           635
 ................................................................................
Riverside Regional Jail Auth.
       5.60%, 7/1/06 (MBIA Insured)                        1,100         1,196
 ................................................................................
Virginia Ed. Loan Auth., Student Loan Program
       5.80%, 3/1/05 (Escrowed to Maturity) *                980         1,058
 ................................................................................
Virginia Transportation Board
    Northern Virginia Transportation Dist.
       5.80%, 5/15/03                                      1,425         1,535
       .........................................................................
       5.80%, 5/15/04                                        695           754
 ................................................................................
Total Virginia (Cost  $4,836)                                            5,178
                                                                  ..............


WASHINGTON  5.1%

Tacoma
    Electric
       5.90%, 1/1/05 (FGIC Insured)                        1,000         1,095
       .........................................................................
       6.00%, 1/1/06 (FGIC Insured)                        2,000         2,191
 ................................................................................
Washington Health Care Fac. Auth.
    Virginia Mason Medical Center
       6.00%, 8/15/08 (MBIA Insured)                       2,000         2,227
 ................................................................................
Total Washington (Cost  $5,272)                                          5,513
                                                                  ..............

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                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

98.8% of Net Assets (Cost  $101,889)                               $    106,970


Other Assets Less Liabilities                                             1,286
                                                                   .............


NET ASSETS                                                         $    108,256
                                                                   -------------

Net Assets Consist of:

Accumulated net investment income - net of distributions           $         54

Accumulated net realized gain/loss - net of distributions                    (8)

Net unrealized gain (loss)                                                5,081

Paid-in-capital applicable to 9,784,397 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized        103,129
                                                                   .............


NET ASSETS                                                         $    108,256
                                                                   -------------


NET ASSET VALUE PER SHARE                                          $      11.06
                                                                   -------------


    * Interest subject to alternative minimum tax
    + Used in determining portfolio maturity
AMBAC AMBAC Indemnity Corp.
  CDA Community Development Administration
 FGIC Financial Guaranty Insurance Company
   GO General Obligation
  HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
  IDA Industrial Development Authority
 MBIA Municipal Bond Investors Assurance Corp.
  PCR Pollution Control Revenue
 VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

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-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     2/28/98
Investment Income

Interest income                                                 $      5,202
                                                                ................
Expenses
 Investment management                                                   391
 Shareholder servicing                                                   105
 Custody and accounting                                                   91
 Registration                                                             34
 Prospectus and shareholder reports                                       14
 Legal and audit                                                          12
 Directors                                                                 6
 Miscellaneous                                                            13
                                                                ................
 Total expenses                                                          666
                                                                ................
Net investment income                                                  4,536
                                                                ................

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                              608
 Futures                                                                 (29)
                                                                ................
 Net realized gain (loss)                                                579
Change in net unrealized gain or loss on securities                    2,220
                                                                ................
Net realized and unrealized gain (loss)                                2,799
                                                                ................

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $      7,335
                                                                ----------------



The accompanying notes are an integral part of these financial statements.

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----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                         Year
                                                        Ended
                                                      2/28/98        2/28/97
Increase (Decrease) in Net Assets

Operations
 Net investment income                             $    4,536    $     4,216
 Net realized gain (loss)                                 579            898
 Change in net unrealized gain or loss                  2,220         (1,210)
                                                   .............................
 Increase (decrease) in net assets from operations      7,335          3,904
                                                   .............................

Distributions to shareholders
 Net investment income                                 (4,536)        (4,216)
 Net realized gain                                       (288)            --
                                                   .............................
 Decrease in net assets from distributions             (4,824)        (4,216)
                                                   .............................

Capital share transactions*
 Shares sold                                           23,040         23,710
 Distributions reinvested                               3,643          3,177
 Shares redeemed                                      (20,114)       (19,552)
                                                   .............................
 Increase (decrease) in net assets from capital
 share transactions                                     6,569          7,335
                                                   .............................
Net Assets

Increase (decrease) during period                       9,080          7,023
Beginning of period                                    99,176         92,153
                                                   .............................

End of period                                      $  108,256    $    99,176
                                                   -----------------------------

Share information
 Shares sold                                            2,113          2,219
 Distributions reinvested                                 334            297
 Shares redeemed                                       (1,848)        (1,832)
                                                   .............................
 Increase (decrease) in shares outstanding                599            684



The accompanying notes are an integral part of these financial statements.

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                                                               February 28, 1998


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1992.

      The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

      Purchases and sales of portfolio securities, other than short-term securities, aggregated $60,496,000 and $54,775,000, respectively, for the year ended February 28, 1998.


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NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. Capital loss carryforwards utilized in fiscal 1998 amounted to $213,000.

      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      --------------------------------------------------------------------------

      Undistributed net investment income                          $     8,000
      Paid-in-capital                                                   (8,000)

      At February 28, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $101,889,000, and net unrealized gain aggregated $5,081,000, all of which was related to appreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

      The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $30,000 was payable at February 28, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the fund is required to reimburse the manager for


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--------------------------------------------------------------------------------


      these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $7,000 of unaccrued 1996-1997 fees were repaid during the year ended February 28, 1998, and $36,000 remains subject to reimbursement through February 29, 2000.

      In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $149,000 for the year ended February 28, 1998, of which $13,000 was payable at period-end.





----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/98
--------------------------------------------------------------------------------

   We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   The fund's distributions to shareholders included:

   . $96,000 from long-term capital gains; of which $72,000 was subject to the 20% rate gains category.

   .  $4,501,000 which qualified as exempt-interest dividends.

--------------------------------------------------------------------------------


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---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

      We have audited the accompanying statement of net assets of T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. as of February 28, 1998, the results of its operations, the changes in its net assets, and financial highlights each of the periods presented, in conformity with generally accepted accounting principles.

      COOPERS & LYBRAND L.L.P.
      Baltimore, Maryland
      March 18, 1998


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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION



KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


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15

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
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account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
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T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Insured Intermediate Bond Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

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[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.         F49-050  2/28/98

Annual Report

Tax-Free
Funds


February 28, 1998

T. Rowe Price

Report Highlights

Tax-Free Funds

o All five funds posted better returns than their peer group averages for the 6- and 12-month periods ended
     February 28, 1998.

o Municipal bonds performed well during both periods, buoyed by subdued inflation and a flight to the quality of U.S. bonds following the Asian financial crisis.

o Municipal credit ratings improved significantly due to continuing economic growth. Yield spreads between higher- and lower-quality bonds narrowed to record lows, providing an extra boost to the high-yield sector.

o We expect slower economic growth and continued low inflation in 1998, which bodes well for municipal bond investors.

Fellow Shareholders

The bond market and your funds enjoyed good returns during the past 6- and 12-month periods, fueled by low inflation and credit upgrades due to strong economic growth. In the aftermath of the currency crises in Southeast Asia, domestic bonds, including municipals, benefited from a flight to the relative stability of U.S. fixed income markets.

MARKET ENVIRONMENT

During the six months ended February 28, 1998, municipal bond prices rose and yields declined, with yields on long-term AAA-rated bonds falling about 27 basis points (100 basis points equal one percent) from the end of August. Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. As a result, the yield curve flattened throughout most of the past six months, causing long-term bonds to outperform shorter maturities.

Municipal Bond and Note Yields

                                               1-Year Moody's
          30-Year AAA         5-Year AAA      Investment Grade
      General Obligation  General Obligation       1 Note

2/28/97       5.5                 4.4                3.7
              5.75                4.75               3.9
              5.6                 4.8                3.95
5/97          5.5                 4.55               3.9
              5.45                4.4                3.85
              5.15                4.15               3.85
8/97          5.35                4.35               3.85
              5.25                4.2                3.8
              5.23                4.15               3.8
11/97         5.18                4.2                3.85
              5.03                4.1                3.85
              5                   4                  3.65
2/28/98       5.08                4.05               3.6

The major influence on rates was (and continues to be) moderate inflation in the U.S. Consumer prices increased only slightly, and producer prices actually declined over the last 12 months. The Federal Reserve has left short-term interest rates unchanged since March 1997 despite strong economic growth. Shortly after the hike in the federal funds rate last spring, yields had risen in anticipation of further Fed tightening, but low inflation and the events in Asia have put the Fed on hold.

The municipal market also benefited from the positive impact of subdued inflation on all fixed income investments. However, municipals underperformed Treasuries as issuers rushed to the market to take advantage of low borrowing costs, driving up supply. Issuance rose 20% in 1997, and supply so far in 1998 is the highest ever for the first two months of the year. Strong economic growth boosted the financial condition of municipal governments, resulting in improving municipal credits. Rating upgrades exceeded downgrades by a seven-to-one margin. The difference between the yields of higher- and lower-quality bonds narrowed, contributing to good returns from lower-quality bonds.

TAX-EXEMPT MONEY FUND

Our longer-maturity strategy resulted in relatively good returns and enabled your fund to outperform its peer group during both the 6- and 12-month periods ended February 28, 1998.

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Exempt Money Fund             1.60%           3.24%

Lipper Tax-Exempt Money
Market Funds Average              1.52            3.09

The fund ended its fiscal year with a weighted average maturity of 59 days, close to where it was at the end of February and August of 1997. This maturity was significantly longer than the peer group average of 43 days, and it ranged from 10 to 20 days longer than the competition throughout the last six months. Our longer maturity posture was warranted by both a stable U.S. monetary policy and strong cash flows into the short-term tax-exempt sector. Your fund's increased holdings in six-month to one-year maturities provided an additional average yield of 10 to 20 basis points.

Short-term tax-exempt yields closed the fiscal year at 3.50% for six-month and 3.60% for one-year maturities. These yields were 20 and 25 basis points lower, respectively, than the yields that prevailed on August 31, but only five to 10 basis points lower than a year ago. All in all, the rate environment has been remarkably docile in the short end of the yield curve, and most of the move toward lower yields took place during the first two months of 1998.

The supply of new short-term issues increased more than 10% in 1997 to almost $46 billion, the largest yearly volume since 1993. More important, however, was the increase in tax-exempt money fund assets, which rose almost $25 billion to a record $172.3 billion. As investors have become more willing to accept a lower rate of return for stability of principal, money funds across the board have benefited. This is best evidenced by the assets of all money funds, both tax-exempt and taxable, which surpassed the $l trillion milestone in 1997 and reached $1.124 trillion on February 28, 1998.

TAX-FREE SHORT-INTERMEDIATE FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Free Short-
Intermediate Fund                 3.08%           5.28%

Lipper Short-Intermediate
Debt Funds Average                2.91            5.14

Your fund posted solid returns and outperformed the Lipper Short-Intermediate Debt Funds Average over both the 6- and 12-month periods ended February 28, 1998. Returns were enhanced by an extension of duration, a low expense ratio, and a narrowing of yields between higher- and lower-quality bonds. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

At the end of August the fund's duration was 2.8 years, which we considered a neutral posture. In September, Treasury yields began to fall and new issuance of municipal bonds increased. This additional supply kept municipal yields from falling as fast as Treasury yields and improved the relative attractiveness of tax-exempt bonds. At that time, we considered municipal yields appealing enough to extend duration to a more aggressive
3.1 years. When municipal yields continued to drop into January, we shortened the fund's duration slightly to 3.0 years, where it stood at the end of the reporting period.

Also helping performance was the improving credit quality of many municipal issuers. As a result, more than 10% of fund holdings enjoyed credit upgrades during the past 12 months.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Intermediate-term bonds generated strong returns over the last 12 months, a combination of good capital appreciation and coupon income. Fund results were ahead of the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods ended February 28, 1998. The fund's superior performance relative to its peers occurred in the second half of the fiscal year as we extended duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) Also contributing to the strong results was the fund's low expense ratio.

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months

__________________________________________________________________

Tax-Free Insured
Intermediate Bond Fund            4.39%           7.31%

Lipper Intermediate
Municipal Debt Funds Average      4.07            7.10

During the first six months, we had adopted a slightly defensive duration posture that caused us to lag our peer group. When bond prices fell and yields moved higher in August and September, we took advantage of the opportunity to move from a defensive to a neutral posture. The heavy supply of new municipal bond issuance caused Treasuries to outperform municipals in late 1997, resulting in narrower spreads between tax-exempt and taxable yields. Municipal bonds grew more attractive relative to taxable securities, and we extended duration further. As prices continued to rally into January, we trimmed duration once again to 5.5 years at the end of February. The continuing growth of insured bonds added to the municipal market's appeal, as insured securities approached 50% of all new issues in 1997.

We also adopted a "barbell" structure for part of the portfolio, which consists of shorter- and longer-term securities together producing an intermediate duration with a higher yield. The combination of the two securities appreciates in value faster than a single bond with an intermediate-term duration.

TAX-FREE INCOME FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
___________________________________________________________________

Tax-Free Income Fund              5.18%           9.37%
Lipper General Municipal

Debt Funds Average                4.99            9.12

Long-term national municipal bond funds performed well over the past year with total returns above 9% as long-term interest rates ended about 40 basis points lower than a year ago. This compares with an average annual return closer to 7% for these funds over the last five years. Your fund's results exceeded those of its Lipper peer group average for the 6- and 12-month periods ended February 28, 1998.

The Tax-Free Income Fund surpassed the average for its peers due to several factors. First, we extended duration in the second half of the fund's fiscal year as we put more cash to work in the long end of the market. Second, we followed a "barbelled" maturity strategy to take advantage of a flattening yield curve with long rates falling while short-term rates were little changed. This meant holding fewer intermediate-term bonds that did not appreciate as much as long-term securities. The duration of the fund (see Tax-Free Short-Intermediate Fund section for an explanation) was slightly shorter at the end of February as more bonds traded to their call dates. To mitigate this effect, we continued to overweight noncallable bonds among maturities longer than 10 years. Finally, we tried to enhance the yield by holding older premium bonds with higher coupons, while deploying new cash into more price-sensitive lower-coupon bonds.

While the fund's portfolio structure produced good returns, in retrospect we should have invested in more lower-quality bonds to participate further in the spread tightening of the past year. We were pleased that many of our larger lower-rated positions performed well and were upgraded during the year.

TAX-FREE HIGH YIELD FUND

Performance Comparison

Periods Ended 2/28/98         6 Months       12 Months
__________________________________________________________________

Tax-Free High Yield Fund          5.51%          10.42%
Lipper High Yield Municipal

Debt Funds Average                5.39           10.13

The high-yield sector was the best-performing part of the municipal bond market last year, buoyed by narrowing differences in yields between higher- and lower-quality bonds. The yield spread declined to a record low level during the period. Within this environment, the Tax-Free High Yield Fund generated strong returns and outperformed the average of similar funds for both the fiscal year and most recent six months. The fund's return over the past 10 years is also well ahead of the average for competing funds.
The narrowing of credit quality yield spreads was the dominant theme of the municipal high-yield market last year, since tighter spreads enhance the price performance of lower-quality bonds versus higher-quality securities. Much of the tightening occurred during the first half of the year, with spreads stabilizing at the lower level over the second half. To illustrate, consider the yield spread difference between our municipal high-yield index with an average rating of BB+ versus one composed of bonds with an average AA rating. Since January 1995, the spread between these two indices has moved from 130 basis points to only 30 basis points. The principal forces that could reverse this trend, such as a recession and heavy high-yield issuance, do not appear likely at present. Thus, we expect the difference between yields of lower- and higher-quality to remain narrow.

Quality Diversification

Tax-Free High Yield Fund

AAA    AA       A        BBB       BB and Below
4%     26%      20%      27%       23%

While this compression of yield spreads has generally reduced our enthusiasm for lower-quality bonds, we are nevertheless able to find issues to our liking. Over the past six months, the fund's exposure to below-investment-grade bonds rose from 19% to 23% of net assets. Our weighting in bonds rated BBB fell from 32% to 27% due to an upgrade of the fund's largest holding, New York City general obligation bonds.
New York City's rating upgrade illustrates a broader trend: while the fund's average credit quality is little changed from a year ago, nearly 12% of holdings were upgraded by at least one rating agency last year. Fund performance during the past six and 12 months benefited from its higher noninvestment-grade exposure, low expense ratio, the ratings upgrades discussed, and a modest extension of duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) We began the recent six-month period with a duration of 7.0 years and ended at 7.2 years as interest rates rose in February. The fund's weighted average maturity hovered around 19 years, and cash levels averaged about 3%.

OUTLOOK

The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

Municipal bonds produced good results over the last 12 months despite the steady growth of new issuance. However, we ended the year with a slightly more cautious view. A surge in issuance in the first quarter of 1998 meant we were paid to be patient as yields rose from their lows in mid-January. Municipal bonds look attractive compared with taxable alternatives, which could represent an opportunity to buy bonds at higher yields.

We anticipate slower economic growth in 1998, continued low inflation, and stable monetary policy, all of which should be favorable for the municipal bond market.

Respectfully submitted,

Mary J. Miller
Director, Municipal Bond Department

March 20, 1998

T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Exempt Money Fund
_____________________________________________________________________

Price Per Share                      $    1.00   $   1.00

Dividends Per Share

    For 6 months                         0.016      0.016

    For 12 months                        0.031      0.032

Dividend Yield (7-Day Compound) *         3.04%      3.03%

Weighted Average Maturity (days)            60         59

Weighted Average Quality **         First Tier First Tier

Tax-Free Short-Intermediate Fund
_______________________________________________________________________

Price Per Share                      $    5.33   $   5.37

Dividends Per Share

    For 6 months                          0.11       0.11

    For 12 months                         0.22       0.22

Dividend Yield *

    For 6 months                          4.27%      4.28%

    For 12 months                         4.37       4.32

Capital Gain Distribution (long
    term, paid 12/30/97)                     -   $   0.01

Weighted Average Maturity (years)          3.8        4.1

Weighted Average Effective
    Duration (years)                       2.8        3.0

Weighted Average Quality ***               AA-         AA


T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Free Insured Intermediate Bond Fund

_______________________________________________________________________

Price Per Share                      $   10.86   $  11.06

Dividends Per Share

    For 6 months                          0.24       0.24

    For 12 months                         0.48       0.48

Dividend Yield *

    For 6 months                          4.44%      4.49%

    For 12 months                         4.56       4.52

Capital Gain Distribution (paid 12/30/97)

    Short-Term                               -   $   0.02

    Long-Term                                -       0.01

Weighted Average Maturity (years)          8.5        8.4

Weighted Average Effective Duration
    (years)                                5.4        5.5

Weighted Average Quality ***                AA         AA

Tax-Free Income Fund
______________________________________________________________________

Price Per Share                      $    9.71   $   9.95

Dividends Per Share

    For 6 months                          0.26       0.26

    For 12 months                         0.52       0.52

Dividend Yield *

    For 6 months                         5.40%      5.33%

    For 12 months                         5.51       5.44

Weighted Average Maturity (years)         17.4       17.1

Weighted Average Effective
    Duration (years)                       7.5        7.4

Weighted Average Quality ***               AA-        AA-

T. Rowe Price Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98
Tax-Free High Yield Fund
______________________________________________________________________

Price Per Share                      $   12.33   $  12.66

Dividends Per Share

    For 6 months                          0.35       0.34

    For 12 months                         0.70       0.69

Dividend Yield *

    For 6 months                          5.74%      5.57%

    For 12 months                         5.92       5.74

Weighted Average Maturity (years)         18.7       18.9

Weighted Average Effective Duration
    (years)                                7.0        7.2

Weighted Average Quality ***                A-         A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 2/28/98
                         SinceInception
               1 Year  5 Years 10 Years Inception    Date
______________________________________________________________________

Tax-Exempt Money 3.24%    2.87%    3.65%        -  4/8/81

Tax-Free Short-
    Intermediate 5.28     4.50     5.44         -12/23/83

Tax-Free Insured
    Intermediate
    Bond         7.31     5.81        -      6.87%11/30/92

Tax-Free Income  9.37     6.33     7.70         -10/26/76

Tax-Free High
    Yield       10.42     7.15     8.58         -  3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from each fund's return.

Tax-Exempt Money Fund
As of 2/28/98

            Lipper Tax-Exempt
              Money Market              Tax-Exempt
               Fund Index               Money Fund

2/88            $10,000$                 10,000
2/89             10,500                  10,508
2/90             11,120                  11,125
2/91             11,719                  11,705
2/92             12,176                  12,138
2/93             12,470                  12,424
2/94             12,707                  12,679
2/95             13,030                  13,012
2/96             13,464                  13,453
2/97             13,858                  13,864
2/98             14,296                  14,312

T. Rowe Price Tax-Free Funds

Performance Comparison

Tax-Free Short-Intermediate Fund
As of 2/28/98

        Lehman 3-Year   Lipper Short-        Tax-Free
          GO Bond       Intermediate    Short-Intermediate
            Index    Debt Funds Average        Fund

2/88      $10,000        $ 10,000            $10,000
2/89       10,261          10,389             10,314
2/90       11,088          11,183             11,073
2/91       12,016          12,038             11,855
2/92       12,996          12,989             12,677
2/93       14,124          14,182             13,629
2/94       14,615          14,731             14,105
2/95       14,998          15,040             14,515
2/96       16,206          16,130             15,512
2/97       16,952          16,808             16,136
2/98       17,857          17,720             16,987

Tax-Free Insured Intermediate Bond Fund
As of 2/28/98

        Lehman 7-Year Lipper Intermediate    Tax-Free
         Municipal      Municipal Debt Insured Intermediate
         Bond Index      Funds Average       Bond Fund

11/30/92  $10,000        $  10,000           $10,000
2/93       10,542         10,540              10,681
2/94       11,008         11,038              11,267
2/95       11,277         11,250              11,566
2/96       12,434         12,278              12,672
2/97       13,050         12,816              13,204
2/98       14,043         13,767              14,168

T. Rowe Price Tax-Free Funds

Performance Comparison

Tax-Free Income Fund
As of 2/28/98

           Lehman       Lipper General
         Municipal      Municipal Debt       Tax-Free
         Bond Index      Funds Average      Income Fund

2/88      $10,000        $10,000             $10,000
2/89       10,621         10,693              10,411
2/90       11,710         11,642              11,259
2/91       12,790         12,599              12,205
2/92       14,067         13,882              13,447
2/93       16,003         15,871              15,447
2/94       16,890         16,738              16,297
2/95       17,208         16,867              16,606
2/96       19,109         18,560              18,318
2/97       20,161         19,440              19,199
2/98       22,004         21,268              20,998

Tax-Free High Yield Fund
As of 2/28/98


                         Lipper High Yield   Tax-Free
       Lehman Revenue   Municipal Debt      High Yield
         Bond Index      Funds Average         Fund


2/88      $10,000        $10,000             $10,000
2/89       10,805         10,798              10,827
2/90       11,968         11,741              11,861
2/91       13,069         12,420              12,801
2/92       14,475         13,706              14,154
2/93       16,580         15,373              16,127
2/94       17,619         16,374              17,335
2/95       17,890         16,615              17,554
2/96       19,918         18,354              19,419
2/97       21,093         19,370              20,627
2/98       23,149         21,661              22,776

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
C03-050  2/28/98